Quarterly Holdings Report
for
Fidelity® Cloud Computing ETF
September 30, 2024
CCE-NPRT1-1124
1.9903833.102
Common Stocks - 99.9%
	Shares	Value ($)
CHINA - 2.3%
Information Technology - 2.3%
IT Services - 0.8%
Vnet Group Inc Class A ADR (a)	160,086	653,150
Software - 1.5%
Kingdee International Software Group Co Ltd (a)	941,500	1,090,892
TOTAL CHINA		1,744,042
ISRAEL - 2.8%
Information Technology - 2.8%
Software - 2.8%
JFrog Ltd (a)	26,622	773,103
Nice Ltd (a)	7,519	1,311,484

TOTAL ISRAEL		2,084,587
NEW ZEALAND - 2.0%
Information Technology - 2.0%
Software - 2.0%
Xero Ltd (a)	14,078	1,459,523
UNITED STATES - 92.8%
Industrials - 1.8%
Professional Services - 1.8%
Dayforce Inc (a)	21,494	1,316,507
Information Technology - 84.5%
Communications Equipment - 1.9%
F5 Inc (a)	6,451	1,420,510
IT Services - 8.3%
DigitalOcean Holdings Inc (a)	19,650	793,664
Fastly Inc Class A (a)	87,264	660,588
MongoDB Inc Class A (a)	5,442	1,471,245
Snowflake Inc Class A (a)	17,034	1,956,525
Twilio Inc Class A (a)	20,327	1,325,727
		6,207,749
Software - 60.8%
Atlassian Corp Class A (a)	10,392	1,650,354
Box Inc Class A (a)	29,190	955,389
C3.ai Inc Class A (a)	34,271	830,386
CommVault Systems Inc (a)	7,147	1,099,566
Confluent Inc Class A (a)	47,910	976,406
Datadog Inc Class A (a)	16,751	1,927,370
Dropbox Inc Class A (a)	43,063	1,095,092
Dynatrace Inc (a)	26,352	1,409,041
Elastic NV (a)	14,265	1,094,981
Five9 Inc (a)	24,982	717,733
Gitlab Inc Class A (a)	18,586	957,922
HubSpot Inc (a)	3,333	1,771,823
Informatica Inc Class A (a)	23,316	589,428
Intuit Inc	5,116	3,177,036
Microsoft Corp	7,672	3,301,262
MicroStrategy Inc Class A	12,677	2,137,342
Nutanix Inc Class A (a)	22,526	1,334,666
Oracle Corp	21,969	3,743,518
PagerDuty Inc (a)	37,078	687,797
Pegasystems Inc	11,827	864,435
RingCentral Inc Class A (a)	26,238	829,908
Salesforce Inc	12,730	3,484,328
Servicenow Inc (a)	3,785	3,385,266
SolarWinds Corp	39,584	516,571
Teradata Corp (a)	28,579	867,087
UiPath Inc Class A (a)	77,477	991,706
Verint Systems Inc (a)	25,384	642,977
Vertex Inc Class A (a)	19,115	736,119
Workday Inc Class A (a)	8,432	2,060,865
Zoom Video Communications Inc Class A (a)	22,009	1,534,908
		45,371,282
Technology Hardware, Storage & Peripherals - 13.5%
Hewlett Packard Enterprise Co	91,719	1,876,571
NetApp Inc	14,083	1,739,391
Pure Storage Inc Class A (a)	29,478	1,480,974
Seagate Technology Holdings PLC	15,253	1,670,661
Super Micro Computer Inc	3,782	1,574,825
Western Digital Corp (a)	24,871	1,698,441
		10,040,863
Real Estate - 6.5%
Specialized REITs - 6.5%
Digital Realty Trust Inc	13,867	2,244,097
Equinix Inc	2,961	2,628,272
		4,872,369
TOTAL UNITED STATES		69,229,280
TOTAL COMMON STOCKS (Cost $69,956,104)		74,517,432

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $69,956,104)	74,517,432
NET OTHER ASSETS (LIABILITIES) - 0.1% (b)	59,917
NET ASSETS - 100.0%	74,577,349

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME Micro E-mini NASDAQ 100 Index Contracts (United States)	1	Dec 2024	40,523	1,185	1,185

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

(a)	Non-income producing
(b)	Includes $4,440 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	-	52,298	52,298	361	-	-	-	0.0%
Total	-	52,298	52,298	361	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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